Exhibit 21.1
Subsidiaries of STAG Industrial, Inc., a Maryland corporation

Name	Jurisdiction of Formation/Incorporation
STAG 5101 South Council Road, LLC	Delaware
STAG Allentown, LLC	Delaware
STAG Arlington 2, L.P.	Delaware
STAG Avon, LLC	Delaware
STAG Belvidere 10, LLC	Delaware
STAG Belvidere I, LLC	Delaware
STAG Belvidere II, LLC	Delaware
STAG Belvidere III, LLC	Delaware
STAG Belvidere IV, LLC	Delaware
STAG Belvidere IX, LLC	Delaware
STAG Belvidere V, LLC	Delaware
STAG Belvidere VI, LLC	Delaware
STAG Belvidere VII, LLC	Delaware
STAG Belvidere VIII, LLC	Delaware
STAG Biddeford, LLC	Delaware
STAG Buena Vista, LLC	Delaware
STAG Buffalo, LLC	Delaware
STAG Burlington, LLC	Delaware
STAG Burlington 2, LLC	Delaware
STAG CA GP, LLC	Delaware
STAG Calhoun, LLC	Delaware
STAG Camarillo 1, LP	Delaware
STAG Camarillo 2, LP	Delaware
STAG Chattanooga 1, LLC	Delaware
STAG Chattanooga 2, LLC	Delaware
STAG Chester, LLC	Delaware
STAG Chicopee, LLC	Delaware
STAG Chippewa Falls, LLC	Delaware
STAG Clinton, LLC	Delaware
STAG Columbia, LLC	Delaware
STAG Columbus, LLC	Delaware
STAG Dallas, LLC	Delaware
STAG Dayton 2, LLC	Delaware
STAG De Pere, LLC	Delaware
STAG DeKalb, LLC	Delaware
STAG Duncan, LLC	Delaware
STAG East Troy, LLC	Delaware
STAG East Windsor, LLC	Delaware
STAG Edgefield, LLC	Delaware
STAG Elizabethtown, LLC	Delaware
STAG El Paso, LP	Delaware
STAG El Paso 1, LP	Delaware
STAG El Paso 2, LP	Delaware
STAG El Paso 3, LP	Delaware
STAG El Paso 4, LP	Delaware
STAG El Paso 5, LP	Delaware
STAG Erlanger, LLC	Delaware
STAG Fairborn, LLC	Delaware
STAG Fairfield 3, LLC	Delaware
STAG Fort Wayne, LLC	Delaware
STAG Fort Worth, LP	Delaware
STAG Gahanna, LLC	Delaware
STAG Garland, LP	Delaware
STAG Garland 2, LP	Delaware
STAG Germantown, LLC	Delaware
STAG GI Charlotte, LLC	Delaware
STAG GI Cleveland, LLC	Delaware

Name	Jurisdiction of Formation/Incorporation
STAG GI Goshen, LLC	Delaware
STAG GI Investments Holdings, LLC	Delaware
STAG GI Madison, LLC	Delaware
STAG GI Mooresville, LLC	Delaware
STAG GI New Jersey, LLC	Delaware
STAG GI O’Fallon, LLC	Delaware
STAG GI Rogers, LLC	Delaware
STAG GI Salem, LLC	Delaware
STAG GI Streetsboro, LLC	Delaware
STAG GI Vonore, LLC	Delaware
STAG GI Walker, LLC	Delaware
STAG Gloversville 1, LLC	Delaware
STAG Gloversville 2, LLC	Delaware
STAG Gloversville 4, LLC	Delaware
STAG Golden, LLC	Delaware
STAG Grand Junction, LLC	Delaware
STAG Grand Rapids, LLC	Delaware
STAG Greenwood 1, LLC	Delaware
STAG Greenwood 2, LLC	Delaware
STAG Greenville, LLC	Delaware
STAG Greer, LLC	Delaware
STAG Gurnee, LLC	Delaware
STAG Gurnee 2, LLC	Delaware
STAG Hampstead, LLC	Delaware
STAG Harrisonburg, LLC	Delaware
STAG Harvard, LLC	Delaware
STAG Hazelwood, LLC	Delaware
STAG Hebron, LLC	Delaware
STAG Holland 3, LLC	Delaware
STAG Houston 2, L.P.	Delaware
STAG Houston 3, LP	Delaware
STAG Houston 4, LP	Delaware
STAG Idaho Falls, LLC	Delaware
STAG III Albion, LLC	Delaware
STAG III Arlington, L.P.	Delaware
STAG III Boardman, LLC	Delaware
STAG III Chesterfield, LLC	Delaware
STAG III Cincinnati, LLC	Delaware
STAG III Daytona Beach, LLC	Delaware
STAG III Elkhart, LLC	Delaware
STAG III Farmington, LLC	Delaware
STAG III Lewiston, LLC	Delaware
STAG III Malden, LLC	Delaware
STAG III Mason, LLC	Delaware
STAG III Mayville, LLC	Delaware
STAG III Newark, LLC	Delaware
STAG III Pensacola, LLC	Delaware
STAG III Pocatello, LLC	Delaware
STAG III Rapid City, LLC	Delaware
STAG III Sergeant Bluff, LLC	Delaware
STAG III Twinsburg, LLC	Delaware
STAG III Youngstown, LLC	Delaware
STAG IND Stafford, LP	Delaware
STAG IND El Paso 6, LP	Delaware
STAG Independence, LLC	Delaware
STAG Industrial Holdings II, LLC	Delaware
STAG Industrial Holdings, LLC	Delaware
STAG Industrial Management, LLC	Delaware
STAG Industrial Operating Partnership, L.P.	Delaware
STAG Industrial TRS, LLC	Delaware
STAG Industrial GP, LLC	Delaware
STAG Investments Holdings III, LLC	Delaware

Name	Jurisdiction of Formation/Incorporation
STAG Investments Holdings IV, LLC	Delaware
STAG IV Alexandria, LLC	Delaware
STAG IV Belfast, LLC	Delaware
STAG IV Cheektowaga, LLC	Delaware
STAG IV Danville, LLC	Delaware
STAG IV Seville, LLC	Delaware
STAG IV Sun Prairie, LLC	Delaware
STAG IV Waco, LP	Delaware
STAG Jackson, LLC	Delaware
STAG Janesville, LLC	Delaware
STAG Jefferson City, LLC	Delaware
STAG Johnstown 1, LLC	Delaware
STAG Johnstown 2, LLC	Delaware
STAG Johnstown 3, LLC	Delaware
STAG Johnstown 4, LLC	Delaware
STAG Kansas City 2, LLC	Delaware
STAG Kentwood, LLC	Delaware
STAG Knoxville 2, LLC	Delaware
STAG Lafayette 1, LLC	Delaware
STAG Lafayette 2, LLC	Delaware
STAG Lafayette 3, LLC	Delaware
STAG Lancaster, LLC	Delaware
STAG Lansing 2, LLC	Delaware
STAG Lansing 3, LLC	Delaware
STAG Lansing 4, LLC	Delaware
STAG Laurens, LLC	Delaware
STAG Lebanon, LLC	Delaware
STAG Lenexa, LLC	Delaware
STAG Libertyville 1, LLC	Delaware
STAG Libertyville 2, LLC	Delaware
STAG Londonderry, LLC	Delaware
STAG Longmont, LLC	Delaware
STAG Loudon, LLC	Delaware
STAG Louisville, LLC	Delaware
STAG Macedonia, LLC	Delaware
STAG Machesney Park, LLC	Delaware
STAG Marion 2, LLC	Delaware
STAG Mascot, LLC	Delaware
STAG Mascot 2, LLC	Delaware
STAG Marion, LLC	Delaware
STAG Marshall, LLC	Delaware
STAG Mason 3, LLC	Delaware
STAG Mechanicsburg 1, LLC	Delaware
STAG Mechanicsburg 2, LLC	Delaware
STAG Mechanicsburg 3, LLC	Delaware
STAG Montgomery, LLC	Delaware
STAG Mooresville 2, LP	Delaware
STAG Murfreesboro, LLC	Delaware
STAG Nashua, LLC	Delaware
STAG Nashville, LLC	Delaware
STAG NC Holdings, LP	Delaware
STAG NC GP, LLC	Delaware
STAG NC GP 2, LLC	Delaware
STAG New Berlin, LLC	Delaware
STAG New Hope, LLC	Delaware
STAG North Haven, LLC	Delaware
STAG North Jackson, LLC	Delaware
STAG North Jackson 2, LLC	Delaware
STAG Norton, LLC	Delaware
STAG Novi, LLC	Delaware
STAG Novi 2, LLC	Delaware
STAG O’Hara, LLC	Delaware

Name	Jurisdiction of Formation/Incorporation
STAG Oakwood, Village, LLC	Delaware
STAG Ocala, LLC	Delaware
STAG Orlando 2, LLC	Delaware
STAG Orlando, LLC	Delaware
STAG Phenix City, LLC	Delaware
STAG Phoenix, LLC	Delaware
STAG Piedmont 1, LLC	Delaware
STAG Piedmont 2, LLC	Delaware
STAG Piedmont 3, LLC	Delaware
STAG Pineville, LLC	Delaware
STAG Plymouth 2, LLC	Delaware
STAG Portage, LLC	Delaware
STAG Portland 2, LLC	Delaware
STAG Portland, LLC	Delaware
STAG Reading, LLC	Delaware
STAG Reno, LLC	Delaware
STAG Rock Hill 2, LLC	Delaware
STAG Rockwall, LP	Delaware
STAG Rogers 2, LLC	Delaware
STAG Sauk Village, LLC	Delaware
STAG Savage, LLC	Delaware
STAG Savannah, LLC	Delaware
STAG Shannon, LLC	Delaware
STAG Shreveport, LLC	Delaware
STAG Simpsonville, LLC	Delaware
STAG Smyrna, LLC	Delaware
STAG South Bend, LLC	Delaware
STAG South Holland, LLC	Delaware
STAG Sparks 2, LLC	Delaware
STAG Spartanburg, LLC	Delaware
STAG Spartanburg 3, LLC	Delaware
STAG Statham, LLC	Delaware
STAG Sterling Heights, LLC	Delaware
STAG Stoughton 1, LLC	Delaware
STAG Stoughton 2, LLC	Delaware
STAG Strongville, LLC	Delaware
STAG Toledo, LLC	Delaware
STAG Tulsa, LLC	Delaware
STAG TX GP 2, LLC	Delaware
STAG TX GP, LLC	Delaware
STAG TX Holdings, LP	Delaware
STAG Ware Shoals, LLC	Delaware
STAG Visalia, LP	Delaware
STAG West Allis, LLC	Delaware
STAG West Chester, LLC	Delaware
STAG West Columbia 3, LLC	Delaware
STAG Wichita 1, LLC	Delaware
STAG Wichita 2, LLC	Delaware
STAG Wichita 4, LLC	Delaware
STAG Williamsport, LLC	Delaware
STAG Woodstock, LLC	Delaware
STAG York, LLC	Delaware
STAG Yorkville, LLC	Delaware
STIR Investments GP III, LLC	Delaware
STIR Investments GP IV, LLC	Delaware
STIR Investments GP, LLC	Delaware
STIR Lansing, LLC	Delaware